UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 8, 2017

Ocean Thermal Energy Corporation

(Exact name of registrant as specified in its charter)

Nevada	333-19411-C	20-5081381
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 South Queen Street

Lancaster, PA 17603

(Address of principal executive offices, including zip code)

(717) 715-0238

(Registrant’s telephone number, including area code)

TetriDyn Solutions, Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 12, 2017, Ocean Thermal Energy Corporation (formerly TetriDyn Solutions, Inc.), a Nevada corporation (the “Company”), filed a Current Report on Form 8-K with the Securities and Exchange Commission. This Current Report on Form 8-K/A (“Amendment No. 1”) amends and supplements the Form 8-K filed by the Company in connection with the Company’s consummation of the acquisition of all outstanding equity interests of Ocean Thermal Energy Corporation, a Delaware corporation (“OTE”) pursuant to the terms of an Agreement and Plan of Merger (the “Merger Agreement”), with a newly-created Delaware corporation that is wholly-owned by the Company (“Merger Sub”), merging with and into OTE (the “Merger”) and OTE continuing as the surviving corporation and a wholly-owned subsidiary of the Company.

This Amendment No. 1 amends and supplements the Form 8-K to provide certain financial statements and pro forma financial information as required by Items 9.01(a) and (b) of Form 8-K. No other amendments are being made to the Form 8-K by this Amendment No. 1. This Amendment No. 1 should be read in connection with the Form 8-K filed with the Securities and Exchange Commission on May 12, 2017, which provides a more complete description of the Merger.

Item 9.01	Financial Statement and Exhibits

(a)	Financial Statements of Business Acquired.

(i)	The audited financial statements and the notes thereto of OTE as of December 31, 2016 and 2015, and the independent registered public accounting firm’s report related thereto are incorporated by reference to the Company’s Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 13, 2017.

(ii)	The unaudited financial statements and notes thereto of OTE as of March 31, 2017, are attached hereto as Exhibit 99.2.
(b)	Pro Forma Financial Information.
(i)	The unaudited pro forma condensed combined financial information of the Company as of the 12 months ended December 31, 2016, which give effect to the acquisition of OTE, are incorporated by reference to the Company’s Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 13, 2017.

(ii)	The unaudited pro forma condensed combined financial information for the three months ended March 31, 2017, which give effect to the acquisition of OTE, are attached hereto as Exhibit 99.4.

(d)	Exhibits

99.1	The audited financial statements of OTE as of December 31, 2016 and 2015, and the independent registered public accounting firm’s report related thereto are incorporated by reference to the Company’s Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 13, 2017.

99.2	The unaudited financial statements of OTE as of March 31, 2017.

99.3	The unaudited pro forma condensed combined financial information of the Company as of the 12 months ended December 31, 2016, which give effect to the acquisition of OTE are incorporated by reference to the Company’s Schedule 14C Information Statement filed with the Securities and Exchange Commission on April 13, 2017.

99.4	The unaudited condensed consolidated pro forma financial information for the three months ended March 31, 2017.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K/A may contain forward-looking statements that are made pursuant to the safe harbor provisions of Section 21E of the Exchange Act. The forward-looking statements in this Current Report on Form 8-K are not historical facts, do not constitute guarantees of future performance, and are based on numerous assumptions which, while believed to be reasonable, may not prove to be accurate. Any forward-looking statements in this Current Report on Form 8-K do not constitute guarantees of future performance and involve a number of factors that could cause actual results to differ materially, including risks more fully described in the Company’s most recently filed Quarterly Report on Form 10-Q and Annual Report on Form 10-K. The Company assumes no obligation to update any forward-looking information contained in this Current Report.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OCEAN THERMAL ENERGY CORPORATION

By:	/s/ Jeremy Feakins
Jeremy Feakins Chief Executive Officer and Chief Financial Officer

Date: July 19, 2017

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